UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 27, 2012

KSW, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-27290	11-3191686
(Commission File Number)	(IRS Employer Identification No.)

37-16 23rd Street
Long Island City, New York	11101
(Address of Principal Executive Offices)	(Zip Code)

(718) 361-6500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2012, the Board of Directors of KSW, Inc. (the “Corporation”) adopted Amendment No. 2 (the “Amendment”) to the Company’s Amended and Restated By-Laws. By-Law 13 addresses procedures and requirements with respect to the nomination of persons for election as directors, and the Amendment provides that the Corporation will include in its proxy materials for the applicable meeting of stockholders the name of a shareholder nominee as well as a statement by the nominating shareholder, not to exceed 500 words, in support of the candidacy of such shareholder’s nominee. A copy of the Amendment is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

3.1	Amendment No. 2 to Amended and Restated By-Laws of KSW, Inc., dated January 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KSW, INC.

By:	/s/ James F. Oliviero
Name: James F. Oliviero Title: General Counsel

 Date: January 31, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 2 to Amended and Restated By-Laws of KSW, Inc., dated January 27, 2012.